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                         [TRAMMELL CROW COMPANY LOGO]

                                                                  EXHIBIT 10.8.3


September 15, 1999




Sophie Tschosik
ClearCommerce
11500 Metric Blvd.
Suite 300
Austin, TX 78758

Re:  Expansion into 3,946 square feet at Braker M-2

Dear Sophie:

Please let this letter serve to document our understanding that you will accept and will occupy the facility at 11500 Metric Blvd., Suite 250, Austin, Texas, effective October 1, 1999. Under the terms of our Lease Agreement, dated July 19, 1999, the rental and any other monthly expenses, such as operating expenses, utility and security costs, if any, for the facility accrue from October 1, 1999. Commencement date of the lease term shall be established as October 1, 1999, and the expiration date shall be established as shown on the Lease Agreement.

Please be advised that power will be discontinued in Lessor's name within three
(3) days of occupancy and that a representative of your firm should contact the Electric Company to make appropriate arrangements as soon as possible.

Please indicate your acceptance of the above by signing all three (3) copies of this letter, maintaining one (1) copy for your files and returning two (2) copies to this office.

Sincerely,

TRAMMELL CROW CENTRAL TEXAS, LTD.

                                       AGREED AND ACCEPTED:



                                       By:         [ILLEGIBLE]
                                          ------------------------------
                                       Title:   Vice President, [ILLEGIBLE]
                                             ---------------------------
                                       Date:          9/30/00
                                            ----------------------------

CC:  Rebecca Nixon
     Connie Shelton